                                                CUSTODIAL AGREEMENT

                  THIS  CUSTODIAL  AGREEMENT  (as amended and  supplemented  from time to time,  the  "Agreement"), dated as of August 1, 2006, by and among U.S. BANK  NATIONAL  ASSOCIATION,  as trustee  (including  its  successors under the Pooling  Agreement  defined below, the "Trustee"),  RESIDENTIAL  FUNDING MORTGAGE  SECURITIES I, INC., as
company  (together with any successor in interest,  the  "Company"),  RESIDENTIAL  FUNDING  CORPORATION,  as master servicer  (together with any successor in interest or successor under the Pooling Agreement  referred to below, the
"Master  Servicer"),  and WELLS  FARGO BANK,  N.A.  (together  with any  successor  in  interest  or any  successor appointed hereunder, the "Custodian").

                                           W I T N E S S E T H  T H A T:

                  WHEREAS,  the  Company,  the  Master  Servicer,  and  the  Trustee  have  entered  into a  Series
Supplement,  dated as of August 1, 2006,  to the Standard  Terms of Pooling and  Servicing  Agreement,  dated as of
June 1, 2006, relating to the issuance of Residential  Funding Mortgage  Securities I, Inc., Mortgage  Pass-Through
Certificates,  Series 2006-SA3  (collectively,  as in effect on the date of this Agreement,  the "Original  Pooling
Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

                  WHEREAS,  the  Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding  certain  documents and other  instruments  delivered by the Company and the Master  Servicer under the
Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW,  THEREFORE,  in  consideration  of the  premises  and the mutual  covenants  and  agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

ARTICLE I

                                                    DEFINITIONS

                  Capitalized  terms  used in this  Agreement  and not  defined  herein  shall  have  the  meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

ARTICLE II

                                           CUSTODY OF MORTGAGE DOCUMENTS

Section 2.1       Custodian to Act as Agent; Acceptance of Mortgage Files.  The Company and the Master Servicer
hereby direct the Trustee to appoint Wells Fargo Bank, N.A., as Custodian (the "Custodian"), as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the
Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

Section 2.2       Recordation of Assignments.  If any Mortgage File includes one or more  assignments of the related Mortgages to the Trustee that have not been recorded, each such assignment shall be delivered by the
Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3       Review of Mortgage Files.

(a)      On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the
Schedule attached hereto (the "Mortgage Loan Schedule").  The parties hereto acknowledge that certain documents referred to in Subsection 2.01(b)(i) of the Pooling Agreement may be missing on or prior to the Closing Date, and such missing documents shall be listed as a schedule to Exhibit One.

(b)      Within 45 days after the Closing Date, the Custodian agrees, for the benefit of Certificateholders, to review each Mortgage File and to deliver to the Trustee an Interim Certification in the form annexed hereto as
Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling
Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the
Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification.
For purposes of such review, the Custodian shall compare the following information in each Mortgage File to the corresponding information in the Mortgage Loan Schedule: (i) the loan number, (ii) the borrower name and (iii)
the original principal balance.  In the event that any Mortgage Note or Assignment of Mortgage has been delivered to the Custodian by the Company in blank, the Custodian, upon the direction of the Company, shall cause each such
Mortgage Note to be endorsed to the Trustee and each such Assignment of Mortgage to be completed in the name of the Trustee prior to the date on which such Interim Certification is delivered to the Trustee.  Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement, the
Custodian agrees, for the benefit of the Certificateholders, to review each such document, and upon the written request of the Trustee to deliver to the Trustee an updated Schedule A to the Interim Certification.  The
Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or that the MIN is accurate.  If in performing the review required by this Section 2.3 the
Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in respect of the items reviewed as described in this Section 2.3(b), the Custodian shall promptly so notify the
Company, the Master Servicer and the Trustee.

(c)      Upon receipt of all documents required to be in the Mortgage Files, the Custodian shall deliver to the
Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the
Mortgage Files.

                  Upon  receipt of written  request  from the  Trustee,  the  Company or the Master  Servicer,  the
Custodian  shall as soon as  practicable  supply the Trustee  with a list of all of the  documents  relating to the
Mortgage Loans  required to be delivered  pursuant to Section  2.01(b) of the Pooling  Agreement not then contained in the Mortgage Files.

Section 2.4       Notification of Breaches of Representations and Warranties.  If the Custodian discovers, in the course of performing its custodial functions, a breach of a representation or warranty made by the Master
Servicer or the Company as set forth in the Pooling Agreement with respect to a Mortgage Loan relating to a
Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

Section 2.5       Custodian to Cooperate; Release of Mortgage Files.  Upon the repurchase or substitution of any
Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by delivering to the Custodian a
Request for Release (in the form of Exhibit Four attached hereto or a mutually acceptable electronic form) and shall request delivery to it of the Mortgage File.  The Custodian agrees, upon receipt of such Request for
Release, promptly to release to the Master Servicer the related Mortgage File.  Upon written notification of a substitution, the Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage
Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan, upon receiving written notification from the Master Servicer of such substitution.

                  Upon receipt of a Request for Release from the Master  Servicer,  signed by a Servicing  Officer, stating  that  (i) the  Master  Servicer  or a  Subservicer,  as the  case  may be,  has  made a  deposit  into the
Certificate  Account in payment for the  purchase of the related  Mortgage  Loan in an amount equal to the Purchase
Price for such  Mortgage  Loan or (ii) the Company has chosen to  substitute a Qualified  Substitute  Mortgage Loan for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

                  From time to time as is  appropriate  for the  servicing or  foreclosures  of any Mortgage  Loan, including,  for this purpose,  collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy,
the Master  Servicer  shall  deliver to the  Custodian a Request for Release  certifying  as to the reason for such release.  Upon receipt of the  foregoing,  the  Custodian  shall  deliver the Mortgage File or such document to the
Master  Servicer.  All  Mortgage  Files so  released  to the Master  Servicer  shall be held by it in trust for the
Trustee  for the use and  benefit of all present and future  Certificateholders.  The Master  Servicer  shall cause each  Mortgage File or any document  therein so released to be returned to the Custodian  when the need therefor by the Master  Servicer  no longer  exists,  unless (i) the  Mortgage  Loan has been  liquidated  and the  Liquidation
Proceeds  relating to the Mortgage Loan have been  deposited in the Custodial  Account or (ii) the Mortgage File or
such document has been  delivered to an attorney,  or to a public  trustee or other public  official as required by law,  for  purposes  of  initiating  or pursuing  legal  action or other  proceedings  for the  foreclosure  of the
Mortgaged Property either judicially or  non-judicially,  and the Master Servicer has delivered to the Custodian an updated  Request for Release signed by a Servicing  Officer  certifying as to the name and address of the Person to which  such  Mortgage  File  or such  document  was  delivered  and  the  purpose  or  purposes  of such  delivery.
Immediately  upon receipt of any Mortgage  File  returned to the  Custodian by the Master  Servicer,  the Custodian
shall deliver a signed acknowledgment to the Master Servicer, confirming receipt of such Mortgage File.

                  Upon the request of the Master  Servicer,  the Custodian will send to the Master  Servicer copies of any documents contained in the Mortgage File.

Section 2.6       Assumption Agreements.  In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

ARTICLE III

                                             CONCERNING THE CUSTODIAN

Section 3.1       Custodian a Bailee and Agent of the Trustee.  With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.
Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master
Servicer or otherwise released from the possession of the Custodian.

                  The Master  Servicer  shall  promptly  notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise  shall no longer be capable of  registering  and recording  Mortgage Loans using
MERS.  In addition,  the Master  Servicer  shall (i) promptly  notify the Custodian in writing when a MERS Mortgage
Loan is no longer registered with and recorded under MERS and (ii)  concurrently with any such  deregistration of a
MERS Mortgage Loan,  prepare,  execute and record an original  assignment from MERS to the Trustee and deliver such assignment to the Custodian.

Section 3.2       Indemnification.  The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the
Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim.  Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

Section 3.3       Custodian May Own Certificates.  The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

Section 3.4       Master Servicer to Pay Custodian's Fees and Expenses.  The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the
Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

Section 3.5       Custodian May Resign; Trustee May Remove Custodian.  The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans.  Upon receiving such notice of resignation, the Trustee shall either take custody of the
Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or
promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian.  If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee,  at the direction of the Master  Servicer and the Company,  may remove the Custodian at any time. In such event,  the Trustee shall appoint,  or petition a court of competent  jurisdiction to appoint,
a  successor  Custodian  hereunder.   Any  successor  Custodian  shall  be  a  depository  institution  subject  to supervision  or  examination  by federal or state  authority  and shall be able to satisfy  the other  requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

                  Any  resignation or removal of the Custodian and  appointment of a successor  Custodian  pursuant to any of the  provisions  of this  Section 3.5 shall  become  effective  upon  acceptance  of  appointment  by the successor  Custodian.  The  Trustee  shall  give  prompt  notice to the  Company  and the  Master  Servicer  of the appointment  of any  successor  Custodian.  No successor  Custodian  shall be appointed by the Trustee  without the prior approval of the Company and the Master Servicer.

Section 3.6       Merger or Consolidation of Custodian.  Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 3.7       Representations of the Custodian.  The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any
Mortgage File.

ARTICLE IV

                                           COMPLIANCE WITH REGULATION AB

Section 4.1       Intent of the Parties; Reasonableness.  The parties hereto acknowledge and agree that the purpose of this Article IV is to facilitate compliance by the Company with the provisions of Regulation AB and related rules and regulations of the Commission.  The Company shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the
Securities Act and the Exchange Act.  Each of the parties hereto acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the
Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Company in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. The Custodian shall cooperate reasonably with the Company to deliver to the Company (including any of its assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Company to permit the Company to comply with the provisions of
Regulation AB.

Section 4.2       Additional Representations and Warranties of the Custodian.

(a)      The Custodian hereby represents and warrants that the information set forth under the caption "Pooling and Servicing Agreement--Custodial Arrangements" (the "Custodian Disclosure") in the Prospectus Supplement dated
August 28, 2006 relating to the Certificates does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)      The Custodian shall be deemed to represent to the Company as of the date hereof and on each date on which information is provided to the Company under Section 4.3 that, except as disclosed in writing to the
Company prior to such date:  (i) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its Custodian obligations under this Agreement or any other
Securitization Transaction as to which it is the custodian; (ii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it; and (iii) there are no affiliations, relationships or transactions relating to the Custodian with respect to the Company or any sponsor, issuing entity, servicer, trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as such terms are used in Regulation AB) relating to the Securitization Transaction contemplated by the Agreement, as identified by the Company to the Custodian in writing as of the Closing Date (each, a "Transaction Party").

(c)      If so requested by the Company on any date following the Closing Date, the Custodian shall, within five
Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.  Any such request from the Company shall not be given more than once each calendar quarter, unless the Company shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

Section 4.3       Additional Information to Be Provided by the Custodian.  For so long as the Certificates are outstanding, for the purpose of satisfying the Company's reporting obligation under the Exchange Act with respect to any class of Certificates, the Custodian shall (a) notify the Company in writing of any material litigation or governmental proceedings pending against the Custodian that would be material to Certificateholders, and (b)
provide to the Company a written description of such proceedings.  Any notices and descriptions required under this Section 4.3 shall be given no later than five Business Days prior to the Determination Date following the month in which the Custodian has knowledge of the occurrence of the relevant event.  As of the date the Company or Master Servicer files each Report on Form 10-D or Form 10-K with respect to the Certificates, the Custodian will be deemed to represent that any information previously provided under this Section 4.3, if any, is materially correct and does not have any material omissions unless the Custodian has provided an update to such information.

Section 4.4       Report on Assessment of Compliance and Attestation.  On or before March 15 of each calendar year, the Custodian shall:

(a)      deliver to the Company a report (in form and substance reasonably satisfactory to the Company) regarding the Custodian's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Company and signed by an authorized officer of the Custodian, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Five hereto; and

(b)      deliver to the Company a report of a registered public accounting firm reasonably acceptable to the
Company that attests to, and reports on, the assessment of compliance made by the Custodian and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g)
of Regulation S-X under the Securities Act and the Exchange Act.

Section 4.5       Indemnification; Remedies.

(a)      The Custodian shall indemnify the Company, each affiliate of the Company, the Master Servicer and each broker dealer acting as underwriter, placement agent or initial purchaser of the Certificates or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the
Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)      (A) any untrue statement of a material fact contained or alleged to be contained in the Custodian
Disclosure and any information, report, certification, accountants' attestation or other material provided under this Article IV by or on behalf of the Custodian (collectively, the "Custodian Information"), or (B) the omission or alleged omission to state in the Custodian Information a material fact required to be stated in the Custodian
Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(ii)     any failure by the Custodian to deliver any information, report, certification, accountants' attestation or other material when and as required under this Article IV.

(b)      In the case of any failure of performance described in clause (ii) of Section 4.5(a), the Custodian shall promptly reimburse the Company for all costs reasonably incurred by the Company in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the
Custodian

ARTICLE V

                                             MISCELLANEOUS PROVISIONS

Section 5.1       Notices.  All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in each case the notice will be deemed delivered when received.

Section 5.2       Amendments.  No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and none of the Company, the Master
Servicer or the Trustee shall enter into any amendment of or supplement to this Agreement except as permitted by the Pooling Agreement.  The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

Section 5.3       GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF
NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
(WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK
GENERAL OBLIGATIONS LAW).

Section 5.4       Recordation of Agreement.  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

                  For the purpose of  facilitating  the  recordation of this  Agreement as herein  provided and for other  purposes,  this  Agreement  may be  executed  simultaneously  in any number of  counterparts,  each of which counterparts  shall be  deemed to be an  original,  and such  counterparts  shall  constitute  but one and the same instrument.

Section 5.5       Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this
Agreement or of the Certificates or the rights of the holders thereof.

                                             [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                                   U.S. BANK NATIONAL ASSOCIATION,
                                                           as Trustee

U.S. Bank Corporate Trust Services                         By: /s/  Tamara Schultz-Fugh
EP-MN-WS3D                                                 Name: Tamara Schultz-Fugh
60 Livingston Avenue                                       Title:   Vice President
St. Paul, Minnesota 55107
Attn: Structured Finance/RFMSI 2006-SA3

Address:                                                   RESIDENTIAL FUNDING MORTGAGE
                                                           SECURITIES I, INC.

8400 Normandale Lake Boulevard                             By: /s/ Heather Anderson
Suite 250                                                  Name:    Heather Anderson
Minneapolis, Minnesota  55437                              Title:   Vice President

Address:                                                   RESIDENTIAL FUNDING CORPORATION,
                                                           as Master Servicer

8400 Normandale Lake Boulevard                             By: /s/ Christopher Martinez
Suite 250                                                  Name:    Christopher Martinez
Minneapolis, Minnesota  55437                              Title:   Associate

Address:                                                   WELLS FARGO BANK, N.A.

Document Custody                                           By: /s/ Mark Hammer
One Meridian Crossings - Lower Level                       Name:    Mark Hammer
Richfield, Minnesota  55423                                Title:   Assistant Vice President

STATE OF MINNESOTA )
                   ) ss.:
COUNTY OF RAMSEY   )

                  On the 30th day of August,  2006,  before me, a notary  public in and for said State,  personally appeared  Tamara  Schultz-Fugh  known to me to be an  Authorized  Officer  of U.S.  Bank  National  Association,  a
national banking  association  organized under the laws of the United States,  that executed the within instrument, and also  known to me to be the  person  who  executed  it on  behalf  of said  national  banking  association  and acknowledged to me that said national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              /s/Trisha L. Willett
                                                                Notary Public

[Notarial Seal]

STATE OF MINNESOTA         )
                           ) ss.:
COUNTY OF HENNEPIN         )

                  On the 30th day of August,  2006,  before me, a notary  public in and for said State,  personally appeared Heather Anderson,  known to me to be a Vice President of Residential  Funding Mortgage Securities I, Inc.,
one of the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                             /s/ Amy Sue Olson
                                                                Notary Public

[Notarial Seal]

STATE OF MINNESOTA         )
                           ) ss.:
COUNTY OF HENNEPIN         )

                  On the 30th day of August,  2006,  before me, a notary  public in and for said State,  personally appeared  Christopher  Martinez,  known to me to be an Associate of  Residential  Funding  Corporation,  one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              /s/Amy Sue Olson
                                                                Notary Public

[Notarial Seal]

STATE OF MINNESOTA         )
                           ) ss.:
COUNTY OF HENNEPIN         )

                  On the 24th day of August,  2006,  before me, a notary  public in and for said State,  personally appeared Mark Hammer known to me to be an Assistant  Vice President of Wells Fargo Bank,  N.A., a national  banking association,  that executed the within instrument,  and also known to me to be the person who executed it on behalf of said national banking  association,  and acknowledged to me that such national banking association  executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                             /s/ Samantha Leah Tuomi
                                                                Notary Public

[Notarial Seal]

                                                    EXHIBIT ONE

                                                 FORM OF CUSTODIAN
                                               INITIAL CERTIFICATION

                                                              August 30, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107
Attn: Structured Finance/RFMSI Series 2006-SA3

         Re:     Custodial Agreement, dated as of August 1, 2006, by and among U.S. Bank National Association,
                  Residential Funding Mortgage Securities I, Inc.,
                  Residential Funding Corporation and Wells Fargo Bank, N.A.
                  Mortgage Pass-Through Certificates, Series 2006-SA3

Ladies and Gentlemen:

                  In  accordance  with  Section  2.3 of the  above-captioned  Custodial  Agreement,  and subject to
Section 2.02 of the Pooling  Agreement,  the  undersigned,  as Custodian,  hereby  certifies that it has received a
Mortgage  File (which  contains an original  Mortgage Note or an original  lost note  affidavit  with a copy of the related  Mortgage  Note) to the extent  required in Section  2.01(b) of the Pooling  Agreement with respect to each
Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK, N.A.

                                                              By:_________________
                                                                Name:
                                                                Title:

                                                    EXHIBIT TWO

                                      FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                              ________________ ____, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107
Attn: Structured Finance/RFMSI Series 2006-SA3

         Re:     Custodial Agreement, dated as of August 1, 2006, by and among U.S. Bank National Association,
                  Residential Funding Mortgage Securities I, Inc.,
                  Residential Funding Corporation and Wells Fargo Bank, N.A.
                  Mortgage Pass-Through Certificates, Series 2006-SA3

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as
Custodian,  hereby  certifies  that it has  received a Mortgage  File to the extent  required  pursuant  to Section
2.01(b) of the Pooling  Agreement with respect to each Mortgage Loan listed in the Mortgage Loan  Schedule,  and it has reviewed the Mortgage File and the Mortgage  Loan  Schedule and has  determined  that:  all required  documents have been executed and received and that such  documents  relate to the Mortgage  Loans  identified on the Mortgage
Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                               WELLS FARGO BANK, N.A.

                                                              By:_________________
                                                                Name:
                                                                Title:

                                                   EXHIBIT THREE

                                       FORM OF CUSTODIAN FINAL CERTIFICATION

                                                              _____________ ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota  55107
Attn: Structured Finance/ RFMSI Series 2006-SA3

         Re:     Custodial Agreement, dated as of August 1, 2006, by and among U.S. Bank National Association,
                  Residential Funding Mortgage Securities I, Inc.,
                  Residential Funding Corporation and Wells Fargo Bank, N.A.
                  Mortgage Pass-Through Certificates, Series 2006-SA3

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above captioned Custodial  Agreement,  the undersigned,  as
Custodian,  hereby  certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the
Mortgage Loan  Schedule and it has reviewed the Mortgage  File and the Mortgage  Loan  Schedule and has  determined that:  all  required  documents  referred to in Section  2.01(b) of the Pooling  Agreement  have been  executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK, N.A.

                                                              By:_________________
                                                                Name:
                                                                Title:

                                                   EXHIBIT FOUR
                                            FORM OF REQUEST FOR RELEASE

                                                              DATE:

TO:

         RE:     REQUEST FOR RELEASE OF DOCUMENTS

                  In  connection  with  the  administration  of the  pool  of  Mortgage  Loans  held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Series Supplement, to the Standard Terms of Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Corporation
Authorized Signature

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and Servicing
Agreement.

                                                     Enclosed Documents:
                                                     [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other:

Name_______________________
Title______________________
Date_______________________

                                                   EXHIBIT FIVE
                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

                  The assessment of compliance to be delivered by the Custodian  shall address,  at a minimum,  the criteria identified below as "Applicable Servicing Criteria":

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                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
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     REFERENCE                                     CRITERIA
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                                       GENERAL SERVICING CONSIDERATIONS
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1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
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1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
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1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
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1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
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                                      CASH COLLECTION AND ADMINISTRATION
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1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
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1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
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1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
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                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)       agreements.
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1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
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1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
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1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
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                     Investor Remittances and Reporting
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1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
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1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
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-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made to an investor are posted within two business days to the servicer's investor records, or such other number of
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
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                     Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------------------
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                     Pool Asset Administration
-------------------- --------------------------------------------------------------------- ----------------------
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1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by             |X|
                     the transaction agreements or related asset pool documents.
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-------------------- --------------------------------------------------------------------- ----------------------
                     Pool assets and related documents are safeguarded as required by               |X|
1122(d)(4)(ii)       the transaction agreements
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1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)       as set forth in the transaction agreements.
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